Exhibit 99.1

COMPARISON OF RIGHTS OF HOLDERS OF SPRINT

COMMON STOCK AND NEW SPRINT COMMON STOCK

This section of the proxy statement-prospectus describes the material differences between the rights of holders of Sprint common stock and the holders of the New Sprint common stock to be issued in the SoftBank Merger. The following description does not purport to be complete and is subject to, and qualified in its entirety by reference to, the form of amended and restated certificate of incorporation and amended and restated bylaws of New Sprint as will be in effect at the effective time of the SoftBank Merger, which are attached as Exhibits B and C, respectively, to the Merger Agreement included as Annex A to this proxy statement-prospectus, beginning on pages Annex A-84 and Annex A-99, respectively, and the amended and restated articles of incorporation of Sprint and the amended and restated bylaws of Sprint, which are attached as Exhibits 3.1 and 3.2, respectively, to Sprint’s Annual Report on Form 10-K for the year ended December 31, 2012, all of which are incorporated in this proxy statement-prospectus by reference. While each of SoftBank and Sprint believes that the following chart covers the material differences with respect to the rights of holders of Sprint common stock and the holders of New Sprint common stock, this summary may not contain all of the information that is important to you. You should carefully read this entire document and the other documents to which refer for a more complete understanding of the differences among the rights of a stockholder of Sprint and New Sprint.

Sprint is incorporated under the laws of the State of Kansas, and the rights of its stockholders are governed by Kansas law and by its articles of incorporation and bylaws. New Sprint is incorporated under the laws of the State of Delaware, and the rights of its stockholders are governed by Delaware law and by its certificate of incorporation and bylaws. If the SoftBank Merger is completed, current Sprint stockholders will become stockholders of New Sprint, and their rights will be governed by Delaware law and the certificate of incorporation and bylaws of New Sprint.

The following table summarizes the difference in the charter documents and other instruments of New Sprint and Sprint that could materially affect the rights of the Sprint stockholders after the effective time of the SoftBank Merger.

In addition to the provisions described in the following table, New Sprint’s certificate of incorporation and bylaws will contain various provisions relating to required approvals by members of the board of directors to approve certain actions, restrictions on conduct of competing businesses by SoftBank, allocation of corporate opportunities between New Sprint and SoftBank and a mandatory requirement that SoftBank offer to purchase all of the outstanding shares of New Sprint common stock under certain circumstances, in each case as described further in “Control and Management of New Sprint After the SoftBank Merger—Limitations, Restrictions and Conditions SoftBank’s Conduct of Business and Exercise of Rights” beginning on page 180.

New Sprint	Sprint

Authorized Capital Shares

• 9,000,000,000 shares of voting common stock • 1,000,000,000 shares of non-voting common stock • 20,00,000 shares of preferred stock	• 6,000,000,000 shares of Series 1 common stock • 500,000,000 shares of Series 2 common stock • 100,000,000 shares of non-voting common stock • 20,000,000 shares of preferred stock

Voting Rights

• One vote for each share of voting common held • Except as required by the Delaware General Corporate Law, shares of non-voting common stock shall have no voting power

•   For Series 1 common stock, one vote for each share held

•   For Series 2 common stock, 10% of one vote for each share held (except one vote for each share if voting common stock is voting together as a separate class)

New Sprint	Sprint

Number and Election of Directors

•   The board of directors shall consist of 10 members.

•   New Sprint’s articles of incorporation and bylaws provide that each director will be elected for a one-year term and will hold office until the next annual meeting of stockholders until a successor has been elected and qualified to serve, except in the case of the director’s prior death, resignation, retirement, disqualification or removal from office.

•   During the 24 months immediately following the effective time of the SoftBank Merger, so long as SoftBank’s ownership of New Sprint common stock does not fall below 50% and then remain below 50% for 90 consecutive days, the board of directors shall consist of: (i) the chief executive officer of New Sprint, (ii) three independent directors (under applicable NYSE requirements) designated by SoftBank, (iii) three directors of Sprint (prior to the effective time of the SoftBank Merger) proposed by Sprint and reasonably acceptable to SoftBank and (iv) three directors designated by SoftBank.

•   Following this two-year period, for one year, the board of directors shall consist of (i) the chief executive officer of New Sprint, (ii) six independent directors (under applicable NYSE requirements) and (iii) three directors designated by SoftBank.

•   Following these time periods, the board of directors shall at all times include not less than three independent directors (under applicable NYSE requirements) or such greater number of independent directors as may be required by applicable law or applicable rules of any stock exchange on which New Sprint is traded. If SoftBank’s ownership of New Sprint common stock falls below 50% and then remains below 50% for 90 consecutive days, the board of directors shall include a number of directors designated by SoftBank that is proportional to SoftBank’s voting interest.

•   It is anticipated that at all times one of the directors designated by SoftBank, subject to U.S. government approval, will serve as the “Security Director” pursuant to the anticipated Network Security Agreement.

•   Shares of non-voting common stock have no voting power except as required by Kansas law

•   The board of directors shall consist of between 8 and 20 members.

•   Sprint’s articles of incorporation provide that each director will be elected for a one-year term and will hold office until the next annual meeting of stockholders until a successor has been elected and qualified to serve, except in the case of the director’s prior death, resignation, retirement, disqualification or removal from office.

•   Sprint’s bylaws provide that if as of a date that is 14 days in advance of the date Sprint files its definitive proxy statement with the SEC the number of nominees exceeds the number of directors to be elected, a nominee shall be elected by the vote of a plurality of shares represented in person or by proxy at the meeting and entitled to vote in the election of directors. In any other election, a nominee will be elected if the votes cast for that nominee exceed the votes cast against that nominee.

New Sprint	Sprint

     The Security Director will administer New Sprint’s compliance with, and will be authorized and empowered to comply with and perform his obligations under, the anticipated Network Security Agreement. The Security Director will also be a member of the Compensation Committee of New Sprint’s board of directors.

Vacancies on the Board of Directors and Removal of Directors

•   Vacancies and newly created directorships shall only be filled, so long as SoftBank’s ownership of New Sprint common stock does not fall below 50% and then remain below 50% for 90 consecutive days, by the affirmative vote of stockholders of record holding of record capital stock of New Sprint representing at least a majority of the voting power of then outstanding shares of capital stock entitled to vote in the election of directors. If SoftBank’s ownership of New Sprint common stock falls below 50% and then remains below 50% for 90 consecutive days, vacancies and newly created directorships shall be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum, or by the sole remaining director.

•   Directors may resign at any time by giving written notice.

•   Directors may be removed from office, with or without cause, by the holders of shares of capital stock having a majority of the voting power of the shares entitled to vote in the election of directors.

•   Directors designated by SoftBank may be removed, with or without cause, by SoftBank.

•   Notwithstanding the prior two bulleted paragraphs, removal of the Security Director will be subject to the additional requirements of the anticipated Network Security Agreement.

•   Sprint’s articles of incorporation provide that, except for vacancies voted into office by preferred stockholders, any vacancy on the board

•   of directors may be filled by the affirmative vote of the majority of directors then in office, provided that (1) at any time when there is only one such director so elected and then serving, such director may fill such vacancy and (2) at any time when there are no such directors then serving, the stockholders entitled to elect the director who will fill such vacancy shall have the right to fill such vacancy. Directors elected as a result of a vacancy shall hold office until the next annual meeting of stockholders and until a successor has been elected and qualified to serve.

•   Sprint’s bylaws provide that directors may resign at any time by giving written notice to the chairman of the board with a copy to the corporate secretary.

•   Under Kansas law, directors may be removed, with or without cause, by the holders of a majority of the outstanding shares then entitled to vote at an election of directors.

New Sprint	Sprint

Amendments to the Certificate of Incorporation

•   New Sprint shall reserve the right to amend the certificate of incorporation or any provision thereof in any manner provided by Delaware law.

•   Generally, under Delaware law, an amendment to a corporation’s certificate of incorporation requires the approval of the board of directors and the approval of holders of a majority of the outstanding stock entitled to vote on the amendment.

•   The number of authorized shares of any class or classes of capital stock may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of the holders of at least a majority of the voting power of all of the issued and outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class.

•   The provisions of New Sprint’s certificate of incorporation (i) governing revisions to the bylaws with respect to stockholder meetings, notice of stockholder meetings and the number of directors and (ii) relating to New Sprint’s transactions and relationships with SoftBank may be altered, amended, or repealed only by the affirmative vote of holders of capital stock entitled to vote thereon representing more than 66 2/3% of the shares entitled to vote thereon.

•   The provisions of New Sprint’s certificate of incorporation governing revisions to the bylaws with respect to board composition that will become applicable following such time as SoftBank’s ownership of New Sprint common stock has fallen below 50% and then remained below 50% for 90 consecutive days may be altered, amended, or repealed only by the affirmative vote of holders of capital stock entitled to vote thereon representing more than 90% of the shares entitled to vote thereon.

•   The provisions of New Sprint’s certificate of incorporation governing revisions to the bylaws with respect to board composition that will remain applicable so long as SoftBank’s ownership of New Sprint has not fallen below 50% and then remained below 50% for 90 consecutive days may be altered, amended, or repealed only by the affirmative vote of holders of capital stock representing at least a majority

•   Sprint reserves the right to amend the articles of incorporation or any provision thereof in any manner provided by Kansas law.

•   Generally, under Kansas law, an amendment to a corporation’s articles of incorporation requires the approval of the board of directors and the approval of holders of a majority of the outstanding stock entitled to vote on the amendment.

•   Sprint’s articles of incorporation provide that, except as otherwise provided by the terms of any outstanding non-voting or preferred stock, holders of voting common stock, voting together as a separate class, will be entitled to vote upon a proposed amendment to the articles of incorporation if such amendment would (1) increase or decrease the aggregate number of authorized shares of voting common stock, (2) increase or decrease the par value of the shares of voting common stock or (3) alter or change the powers, preferences or special rights of the shares of voting common stock so as to affect them adversely.

New Sprint	Sprint

     of both (i) the voting power of then outstanding shares of capital stock entitled to vote thereon and (ii) the then outstanding shares of capital stock other than the shares owned by SoftBank.

•   The provisions of New Sprint’s certificate of incorporation governing revisions to the bylaws with respect to the re-election of directors and the approval of matters during the 24 months immediately following the effective time of the SoftBank Merger as well as the provisions governing amendments to the certificate of incorporation may be altered, amended, or repealed only by the affirmative vote of holders of capital stock representing at least a majority of both (i) the voting power of then outstanding shares of capital stock entitled to vote thereon and (ii) the then outstanding shares of capital stock other than the shares owned by SoftBank.

•   The provisions of New Sprint’s certificate of incorporation governing SoftBank’s business activities, corporate opportunities and the purchase of New Sprint common stock by SoftBank may be altered, amended, or repealed only by the affirmative vote of holders of capital stock representing at least a majority of both (i) the voting power of then outstanding shares of capital stock entitled to vote thereon and (ii) the then outstanding shares of capital stock other than the shares owned by SoftBank.

Amendments to Bylaws

•   New Sprint’s bylaws may be altered, amended, or repealed by the board of directors or by the affirmative vote of the holders of not less than a majority of the voting power represented by the issued and outstanding shares of New Sprint common stock entitled to vote thereon, subject to certain exceptions.

•   The provisions of New Sprint’s bylaws governing stockholder meetings, notice of stockholder meetings and the number of directors may be altered, amended, or repealed only by the affirmative vote of the holders of capital stock representing at least a majority of the voting power of then outstanding shares of capital stock entitled to vote thereon.

•   The provision of New Sprint’s bylaws governing board composition that will become applicable following such time as SoftBank’s ownership of

•   Sprint’s bylaws provide that the bylaws may be amended, altered or repealed by either the board of directors or in such other manner as may from time to time be authorized by the laws of the State of Kansas; except that the board of directors may only amend, alter or repeal, or adopt new bylaw provisions that conflict with: (i) any provision of the bylaws that at that time requires the vote of more than two-thirds of the entire board of directors for action to be taken thereunder or (ii) this proviso, in any such case by a resolution adopted by a vote of more than two-thirds of the entire board of directors.

New Sprint	Sprint

     New Sprint common stock has fallen below 50% and then remained below 50% for 90 consecutive days may be altered, amended, or repealed only by the affirmative vote of holders of capital stock representing more than 90% of the voting power of then outstanding shares of capital stock entitled to vote thereon.

•   The provisions of New Sprint’s bylaws governing board composition that will remain applicable so long as SoftBank’s ownership of New Sprint has not fallen below 50% and then remained below 50% for 90 consecutive days and the election of directors at annual meetings may be altered, amended, or repealed only by the affirmative vote of both the holders of capital stock representing at least a majority of the voting power of then outstanding shares of capital stock entitled to vote thereon and the affirmative vote of holders of capital stock representing at least a majority of then outstanding shares of capital stock other than the shares owned by SoftBank.

•   The provision of New Sprint’s bylaws governing approval for certain matters during the 24 months immediately following the SoftBank Merger may be altered, amended, or repealed only by the board of directors or by both the affirmative vote or holders of capital stock representing at least a majority of the voting power of then outstanding shares of capital stock entitled to vote thereon and the affirmative vote of holders of capital stock representing at least a majority of then outstanding shares of capital stock other than the shares owned by SoftBank.

Action by Written Consent of Stockholders

•   New Sprint’s bylaws shall specifically permit the taking of action that may be taken at an annual meeting or special stockholders’ meeting to be taken without a meeting, if a consent or consents in writing are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

•   In accordance with Kansas law, Sprint’s bylaws provide that any action that may be taken at a stockholders’ meeting may be taken without a meeting if a consent or consents in writing setting forth the action so taken are signed by (1) in the case of action described in Kansas Statutes Annotated Section 17-6501(b) (Meetings, Elections, Voting and Notices), the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and (2) in the case of any other action, all persons who would be entitled to vote upon such action at a meeting.

New Sprint	Sprint

Ability to Call Special Meetings of Stockholders

•   New Sprint’s bylaws shall provide that special stockholders’ meetings of stockholders may be called only by the board of directors, pursuant to a resolution approved by a majority of the entire board of directors. New Sprint stockholders may not call a special stockholders’ meeting.

•   Sprint’s bylaws provide that special stockholders’ meetings may be called by, and at any time and place determined by, the chairman of the board, the chief executive officer, the president or the board of directors.

•   Stockholders may also call a special meeting following receipt by the corporate secretary of a written request for a special meeting from the record holders of shares representing at least 10% of all issued and outstanding common stock entitled to vote at the meeting.

Notice of Stockholder Action, Nomination of Directors

•   A stockholder may nominate a director or bring business before an annual meeting of stockholders after providing notice to the Secretary of New Sprint. With certain limited exceptions, such notice must be provided between 90 and 120 days prior to the anniversary of the prior annual meeting.

•   Only such business shall be conducted at a special stockholders’ meeting as was brought before the meeting pursuant to New Sprint’s notice of meeting.

•   A stockholder may nominate a director at a special stockholders’ meeting after providing notice to the Secretary of New Sprint. Such notice must be provided not earlier than 120 days nor later than 90 days prior to the special stockholders’ meeting (or, if later, 15 days after announcement of the special stockholders’ meeting).

•   Sprint’s bylaws provide that a stockholder may nominate a director or bring business before an annual meeting of stockholders after providing notice to the corporate secretary. With certain limited exceptions, such notice must be provided between 120 and 150 days prior to the anniversary of the prior annual meeting.

•   Sprint’s bylaws provide that at any annual stockholders’ meeting, business brought before the meeting must be (1) specified in the notice of meeting given by or at the direction of the board of directors, (2) otherwise properly brought before the annual meeting by or at the direction of the board of directors or (3) otherwise properly brought before the annual meeting by a stockholder.

•   Sprint’s bylaws provide that nominations for directors at an annual meeting of stockholders may be made by or at the direction of the board of directors or by any stockholder entitled to vote for the election of directors at the meeting after providing notice to the corporate secretary.

•   Sprint’s bylaws provide that at a special stockholders’ meeting, business brought before the meeting must be (1) specified in the notice of meeting given by or at the direction of the board of directors or (2) otherwise properly brought before the meeting by or at the direction of the board of directors.

New Sprint	Sprint

Approval of Business Combinations

•   New Sprint’s certificate of incorporation shall not opt out of Section 203 of the Delaware General Corporate Law providing that to approve of a “business combination” with an interested stockholder, the affirmative vote of holders of at least 66 2/3% of the outstanding shares of New Sprint common stock not owned by the interested stockholder is required.

•   Kansas law generally prohibits a corporation from engaging in any “business combination” with an interested stockholder for three years after such person becomes an interested stockholder, unless (i) before that time a corporation’s board of directors approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder; (ii) upon completion of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owns at least 85% of the corporation’s voting stock outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding those shares owned by persons who are directors and also officers and shares held by employee stock ownership plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender offer or exchange offer; or (iii) at or after that time the business combination is approved by the corporation’s board of directors and authorized at a stockholders’ meeting by the affirmative vote of at least two-thirds of the outstanding voting stock not owned by the interested stockholder. This provision is applicable to Sprint only until May 15, 2013, after which it will no longer be effective.

Limitation of Personal Liability of Directors and Officers

•   New Sprint’s certificate of incorporation shall provide that, to the fullest extent permitted by Delaware law and except for certain limited exceptions, no director shall be personally liable for monetary damages for breach of fiduciary duty by such director as a director.

•   Sprint’s articles of incorporation provide that, except for certain limited exceptions to the extent provided by applicable law, no director shall be personally liable for monetary damages for breach of fiduciary duty by such director as a director.

New Sprint	Sprint

Indemnification of Directors and Officers

•   New Sprint’s bylaws shall indemnify its officers, directors, employees and agents to the fullest extent allowable under Delaware law. This indemnity shall include the right to be paid, in advance, by New Sprint the expenses incurred in defending any proceeding.

•   New Sprint’s bylaws shall authorize it to provide insurance for its directors, officers, employees or agents against any liability asserted against such person, whether or not New Sprint would have the power to indemnify such a person under Delaware law.

•   New Sprint’s bylaws will also provide that to the fullest extent permitted by applicable law, the indemnification, reimbursement and other related obligations under the bylaws will apply to any act or omission of the Security Director taken pursuant to the anticipated Network Security Agreement or by the Security Director in the performance of his obligations thereunder.

•   Sprint’s bylaws indemnify its directors, officers and employees. This indemnity includes the right to be paid, in advance, by Sprint upon receipt of a satisfactory undertaking by or on behalf of the director, officer or employee to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by Sprint.

•   Sprint’s bylaws also authorize it to provide insurance for its directors, officers or employees against any liability asserted against such person, whether or not Sprint would have the power to indemnify the person under Sprint’s bylaws.

CONTROL AND MANAGEMENT OF NEW SPRINT AFTER THE SOFTBANK MERGER

SoftBank

Assuming HoldCo fully exercises the Warrant (and there are no dissenting stockholders), SoftBank will beneficially own approximately 70% of New Sprint following the effective time of the SoftBank Merger, on a fully diluted basis, and assuming HoldCo does not exercise any portion of the Warrant (and there are no dissenting stockholders), SoftBank will beneficially own approximately 69.642% of New Sprint, on a fully diluted basis (excluding shares issuable upon exercise of the Warrant). SoftBank’s ordinary shares are publicly traded in Japan.

Board of Directors of New Sprint

During the 24 months immediately following the effective time of the SoftBank Merger, the board of directors of New Sprint will consist of ten members, determined as follows:

•	the Chief Executive Officer of New Sprint, who is initially expected to be Mr. Hesse;

•	three individuals designated by SoftBank who qualify as “Independent Directors” as such term is defined in the NYSE listing rules;

•

three additional individuals proposed by Sprint and reasonably acceptable to SoftBank from the members of Sprint’s board of directors immediately prior to the effective time of the SoftBank Merger, all of whom, other than Mr. Hesse, are currently Independent Directors;

•

three additional individuals nominated by SoftBank or its controlled affiliate and elected by the stockholders of New Sprint, and who may or may not qualify as Independent Directors, and is expected to include Messrs. Son and Fisher, neither of whom would be considered an Independent Director; and

•

it is anticipated that at all times one of the directors designated by SoftBank, subject to U.S. government approval, will serve as the “Security Director” pursuant to the anticipated Network Security Agreement.

In addition, during the 12 months immediately following the period described above, the board of directors of New Sprint will consist of ten members, determined as follows:

•	the Chief Executive Officer of New Sprint;

•	six individuals who qualify as “Independent Directors” as such term is defined in the NYSE listing rules; and

•	three additional individuals nominated by SoftBank or its controlled affiliate and elected by the stockholders of New Sprint, and who may or may not qualify as Independent Directors.

Each director of New Sprint will remain in office until his or her earlier resignation or successors are elected in accordance with the bylaws of New Sprint.

At all times following the periods described above until such time as the combined voting interest of SoftBank and its controlled affiliates in New Sprint falls below 50% and remains below 50% for 90 consecutive days, the New Sprint board of directors will include not fewer than three (or such greater number as may be required by applicable law or listing rules) individuals who qualify as “Independent Directors” (as such term is defined in the NYSE listing rules).

If the combined voting interest of SoftBank and its controlled affiliates in New Sprint remains below 50% for 90 consecutive days, then the board composition requirements described above will no longer apply. Thereafter, unless and until the combined voting interest of SoftBank and its controlled affiliates in New Sprint remains below 10% for 90 consecutive days, the New Sprint board of directors will include a number of individuals nominated by SoftBank or its controlled affiliate that is proportional to the combined voting interest of SoftBank and its controlled affiliates in New Sprint, rounded up to the nearest whole number.

In order to address certain national security considerations in connection with the merger, it is anticipated that SoftBank and Sprint will enter into the Network Security Agreement. The director of New Sprint designated by SoftBank and, subject to U.S. government approval, designated as the “Security Director” will administer, and will be authorized and empowered to comply with and perform his or her obligations under, the anticipated Network Security Agreement.

Subject to the composition requirements described above, the New Sprint bylaws will provide that:

•

any director of New Sprint may be removed, with or without cause, by action of holders of capital stock having a majority of the voting power of then-outstanding shares entitled to vote in the election of directors; and

•	any director nominated by SoftBank or its controlled affiliate may be removed by SoftBank or its relevant controlled affiliate by written notice to the New Sprint board of directors.

Notwithstanding the prior two bulleted paragraphs, removal of the Security Director will be subject to the additional requirements of the anticipated Network Security Agreement.